October 1, 2024

BNY MELLON ETF TRUST
BNY Mellon Concentrated International ETF (the "fund")

Supplement to Current Summary Prospectus and Prospectus

Effective October 1, 2024, the management fee payable by the fund to BNY Mellon ETF Investment Adviser, LLC, the fund's investment adviser, has been reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets. Accordingly, the following information supersedes and replaces any contrary information contained in the sections "Fees and Expenses" in the fund's summary prospectus and "Fund Summary – Fees and Expenses" in the fund's prospectus:

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees**	0.75%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.75%
Fee waiver and/or expense reimbursement***	0.10%
Total annual fund operating expenses (after expense reimbursement)	0.65%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses for the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

** Restated to reflect current management fees.

*** The Adviser has contractually agreed, until at least March 1, 2026, to assume the direct expenses of the fund so that the fund's total annual operating expenses (including acquired fund fees and expenses (if any)) (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) do not exceed 0.65% of the fund's average daily net assets. Prior to March 1, 2026, this expense limitation agreement may only be terminated by the fund's board. On or after March 1, 2026, the Adviser may terminate this expense limitation agreement at any time.

Example

1 Year	3 Years	5 Years	10 Years
$66	$219	$396	$910

In addition, effective October 1, 2024, the following replaces the first paragraph of the "Fund Details – Management – Investment Adviser" in the fund's prospectus:

The investment adviser for the fund is BNY Mellon ETF Investment Adviser, LLC, located at 201 Washington Street, Boston, Massachusetts 02108. The Adviser serves as investment adviser to thirteen funds, and, as of August 30, 2024, oversees approximately $6.4 billion in assets. For the fiscal year ended October 31, 2023, the fund paid the Adviser a management fee at an annual rate of 0.80% of the value of the fund's average daily net assets. Effective October 1, 2024, the management fee payable by the fund to the Adviser has been reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets.

4864STK1024

October 1, 2024

BNY MELLON ETF TRUST
BNY Mellon Concentrated International ETF (the "fund")

Supplement to Statement of Additional Information

Effective October 1, 2024, (i) the management fee payable by the fund to BNY Mellon ETF Investment Adviser, LLC (the "Adviser"), the fund's investment adviser, has been reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets, and (ii) the sub-advisory fee payable by the Adviser to Walter Scott & Partners Limited, the fund's investment sub-adviser, has been reduced from an annual rate of 0.40% to an annual rate of 0.375% of the value of the fund's average daily net assets. Accordingly, the following information supersedes and replaces any contrary information contained in the sections "Adviser's Compensation" and "Sub-Adviser's Compensation" in the "ADVISER'S AND SUB-ADVISER'S COMPENSATION; COMPLIANCE SERVICES" section of the Statement of Additional Information:

Fund		2023 Fiscal Year			2022 Fiscal Year			2021 Fiscal Year
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

BLCCEF	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0
BMCCEF	0.04%	$126,496	$0	$126,496	$41,421	$0	$41,421	$36,562	$0	$36,562
BSCCEF	0.04%	$31,448	$0	$31,448	$31,427	$0	$31,427	$44,058	$0	$44,058
BIEF	0.04%	$148,866	$0	$148,866	$46,511	$0	$46,511	$20,081	$0	$20,081
BEMEF[1]	0.11%	$80,134	$0	$80,134	$36,608	$15	$36,593	$44,459	$0	$44,459
BCBF	0.00%	$0	$0	$0	$0	$0	$0	$0	$0	$0
BHYF	0.22%	$349,287	$0	$349,287	$107,145	$0	$107,145	$101,012	$0	$101,012
CI2	0.75%[3]	$568,053	$0	$568,053	$217,716	$0	$217,716	N/A	N/A	N/A
GIIF[4]	0.65%	$86,743	$0	$86,743	$0	$0	$0	$0	$0	$0

1 For the period March 1, 2021 to March 1, 2022, the Adviser contractually agreed to waive receipt of its management fees and/or assume expenses of BEMEF so that the total annual operating expenses of the fund (excluding payments under the fund's 12b-1 plan (if any), interest expenses, taxes, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with the fund's securities lending program, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business) did not exceed 0.11% of the fund’s average daily net assets.
2 The fund commenced operations on December 8, 2021.

3       Effective October 1, 2024, the management fee payable by the fund to the Adviser, has been reduced from an annual rate of 0.80% to an annual rate of 0.75% of the value of the fund's average daily net assets.

4       The fund commenced operations on November 3, 2022.

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Concentrated International ETF

With respect to the Concentrated International ETF, the Adviser pays a monthly sub-advisory fee to Walter Scott & Partners Limited ("Walter Scott") at the annual rate set forth in the table below (stated as a percentage of the fund's average daily net assets). The Adviser, and not the fund, pays the Sub-Adviser's fee rate. For the fund's fiscal year ended October 31, 2023, and fiscal period December 8, 2021 to October 31, 2022, the fees payable by the Adviser to the fund's Sub-Adviser, the reduction, if any, in the amount of the fee paid due to fee waivers by the Sub-Adviser and the net fees paid were as follows:

Fund		2023 Fiscal Year			December 8, 2021 to October 31, 2022 Fiscal Period
	Fee rate	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

CI1	0.375%[2]	$298,085	$0	$298,085	$147,699	$0	$147,699

1 The fund commenced operations on December 8, 2021.

2 Effective October 1, 2024, the sub-advisory fee that the Adviser pays to Walter Scott was reduced from an annual fee rate of 0.40% to an annual fee rate of 0.375%.

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